UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report
(Date of earliest event reported)   July 12, 2007 (July 12, 2007)
                                 -----------------------------------------------


                                    SYMS CORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

                 1-8546                              22-2465228
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      (Commission File Number)            (IRS Employer Identification No.)


     Syms Way, Secaucus, New Jersey                    07094
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(Address of Principal Executive Offices)             (Zip Code)

                                 (201) 902-9600
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              (Registrant's Telephone Number, Including Area Code)

        (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):


      |_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

            On July 12, 2007, the Board of Directors of Syms Corp (the "Company") adopted an amendment (the "Amendment") to Sections 6 and 7 of Article IX of the Company's By-Laws. The full text of the Amendment is set forth in annexed Exhibit 3(ii) and the following description is qualified by reference to the full text of the Amendment. The By-Laws previously stated that the Chairman of the Board shall be the chief executive officer and the chief operating officer of the Company and the President shall assist the Chairman. In general, the Amendment was designed to make the Company's By-Laws conform to the Company's operating practice by providing that the Chairman is not automatically the chief operating officer and that the President, and not the Chairman of the Board, will be the chief executive officer of the Company unless the Board has designated the Chairman to serve in such capacity and that. The Board has made no such designation.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

         3(ii)    Amendment to the By-Laws

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYMS CORP

                                          By: /s/ Antone F. Moreira
                                              ____________________________
                                          Name: Antone F. Moreira
                                          Title: Vice President, Chief Financial
                                                 Officer

Date: July 18, 2007

                                  EXHIBIT INDEX


     EXHIBIT
      NUMBER               DESCRIPTION
     -------               -----------

      3(ii)                Amendment to By-Laws